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                                                               Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included on this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-4370.


San Jose, California
March 24, 1997